John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on May 1, 2018, and payable on May 31, 2018. No action is required on your part.

Distribution Period:	May 2018

Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable May 31, 2018, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($) [1]	Year to Date [1]
Net Investment Income	0.0975	100%	0.6338	93%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0482	7%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.0975	100%	0.6820	100%

Average annual total return (in relation to NAV) for the 5 years ended on April 30, 2018				8.01%

Annualized current distribution rate expressed as a percentage of NAV as of April 30, 2018				8.05%

Cumulative total return (in relation to NAV) for the fiscal year through April 30, 2018				-2.22%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of April
30, 2018				4.69%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the May 2018 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

____________________

[1]	The Fund’s current fiscal year began on November 1, 2017, and will end on October 31, 2018.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on June 1, 2018, and payable on June 29, 2018. No action is required on your part.

Distribution Period:	June 2018

Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable June 29, 2018, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($) [1]	Year to Date [1]
Net Investment Income	0.0358	37%	0.6671	86%
Net Realized Short-
Term Capital Gains	0.0069	7%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0370	38%	0.1122	14%
Return of Capital or
Other Capital Source	0.0178	18%	0.0000	0%
Total per common share	0.0975	100%	0.7793	100%

Average annual total return (in relation to NAV) for the 5 years ended on May 31, 2018				9.23%

Annualized current distribution rate expressed as a percentage of NAV as of May 31, 2018				7.97%

Cumulative total return (in relation to NAV) for the fiscal year through May 31, 2018				-0.57%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of May
31, 2018				5.31%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
____________________

[1]	The Fund’s current fiscal year began on November 1, 2017, and will end on October 31, 2018.

The Fund has declared the June 2018 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on July 2, 2018, and payable on July 31, 2018. No action is required on your part.

Distribution Period:	July 2018

Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable July 31, 2018, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($) [1]	Year to Date [1]
Net Investment Income	0.0504	52%	0.7151	82%
Net Realized Short-
Term Capital Gains	0.0042	4%	0.0656	7%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0960	11%
Return of Capital or
Other Capital Source	0.0429	44%	0.0000	0%
Total per common share	0.0975	100%	0.8767	100%

Average annual total return (in relation to NAV) for the 5 years ended on June 30, 2018				10.21%

Annualized current distribution rate expressed as a percentage of NAV as of June 30, 2018				7.80%

Cumulative total return (in relation to NAV) for the fiscal year through June 30, 2018				2.23%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of June
30, 2018				5.84%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
____________________

[1]	The Fund’s current fiscal year began on November 1, 2017, and will end on October 31, 2018.

The Fund has declared the July 2018 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on August 1, 2018, and payable on August 31, 2018. No action is required on your part.

Distribution Period:	August 2018

Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable August 31, 2018, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($) [1]	Year to Date [1]
Net Investment Income	0.0975	100%	0.8202	84%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0670	7%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0868	9%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.0975	100%	0.9740	100%

Average annual total return (in relation to NAV) for the 5 years ended on July 31, 2018				10.15%

Annualized current distribution rate expressed as a percentage of NAV as of July 31, 2018				7.79%

Cumulative total return (in relation to NAV) for the fiscal year through July 31, 2018				2.95%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of July
31, 2018				6.49%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the August 2018 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.
____________________

[1]	The Fund’s current fiscal year began on November 1, 2017, and will end on October 31, 2018.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on August 22, 2018, and payable on September 28, 2018. No action is required on your part.

Distribution Period:	September 2018
Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable September 28, 2018, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($) [1]	Year to Date [1]
Net Investment Income	0.0562	58%	0.8735	82%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0466	4%
Net Realized Long-
Term Capital Gains	0.0413	42%	0.1513	14%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.0975	100%	1.0714	100%

Average annual total return (in relation to NAV) for the 5 years ended on August 31, 2018				11.27%

Annualized current distribution rate expressed as a percentage of NAV as of August 31, 2018				7.83%

Cumulative total return (in relation to NAV) for the fiscal year through August 31, 2018				3.19%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
August 31, 2018				7.17%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the September 2018 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.
____________________

[1]	The Fund’s current fiscal year began on November 1, 2017, and will end on October 31, 2018.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on October 1, 2018, and payable on October 31, 2018. No action is required on your part.

Distribution Period:	October 2018

Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable October 31, 2018, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($) [1]	Year to Date [1]
Net Investment Income	0.0630	65%	0.9410	81%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0253	2%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.2024	17%
Return of Capital or
Other Capital Source	0.0345	35%	0.0000	0%
Total per common share	0.0975	100%	1.1687	100%

Average annual total return (in relation to NAV) for the 5 years ended on September 30, 2018				11.25%

Annualized current distribution rate expressed as a percentage of NAV as of September 30, 2018				7.95%

Cumulative total return (in relation to NAV) for the fiscal year through September 30, 2018				2.24%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
September 30, 2018				7.94%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
____________________

[1]	The Fund’s current fiscal year began on November 1, 2017, and will end on October 31, 2018.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the October 2018 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on November 1, 2018, and payable on November 30, 2018. No action is required on your part.

Distribution Period:	November 2018

Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable November 30, 2018, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($) [1]	Year to Date [1]
Net Investment Income	0.0975	100%	0.0975	100%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.0975	100%	0.0975	100%

Average annual total return (in relation to NAV) for the 5 years ended on October 31, 2018				10.05%

Annualized current distribution rate expressed as a percentage of NAV as of October 31, 2018				8.16%

Cumulative total return (in relation to NAV) for the fiscal year through October 31, 2018				0.19%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of October 31, 2018				0.68%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the November 2018 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.
____________________

[1]	The Fund’s current fiscal year began on November 1, 2018, and will end on October 31, 2019.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on December 3, 2018, and payable on December 20, 2018. No action is required on your part.

Distribution Period:	December 2018

Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable December 20, 2018, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($)[1]	Year to Date[1]
Net Investment Income	0.0672	69%	0.1579	81%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0204	10%
Net Realized Long-
Term Capital Gains	0.0021	2%	0.0167	9%
Return of Capital or
Other Capital Source	0.0282	29%	0.0000	0%
Total per common share	0.0975	100%	0.1950	100%

Average annual total return (in relation to NAV) for the 5 years ended on November 30, 2018				10.43%

Annualized current distribution rate expressed as a percentage of NAV as of November 30,
2018				8.20%

Cumulative total return (in relation to NAV) for the fiscal year through November 30, 2018				0.23%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
November 30, 2018				1.37%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

____________________

1 The Fund’s current fiscal year began on November 1, 2018, and will end on October 31, 2019.

The Fund has declared the December 2018 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.